UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 25, 2007

PHINDER TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

00032559
(Commission File Number)	(IRS Employer Identification No.)

181 University Ave, Suite 210, Toronto ON	M5H 3M7
(Address of Principal Executive Offices)	(Zip Code)

416-815-1771

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01 Entry Into Material Definitive Agreements

Change of Domicile

Phinder Technologies has received notification from the State of Florida that our application for the move of our domicile from Ontario, Canada to Florida has been accepted effective January 19, 2007. The domicile change was approved by Phinder Technologies's shareholders at a special meeting held June 30, 2006.

ITEM 9.01 Exhibits

Exhibit 3.1	Certificate of Domestication and Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2007
PHINDER TECHNOLOGIES, INC.

By:  /s/ John van Arem

Chief Executive Officer
Chief Financial Officer